UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 1, 2013

Banc of California, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-35522	04-3639825
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18500 Von Karman Avenue, Suite 1100 Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 236-5211

Not Applicable

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On July 3, 2013, Banc of California, Inc. (formerly “First PacTrust Bancorp, Inc.” and the “Company”) filed a Current Report on Form 8-K to report, among other things, under Item 2.01 the completion of its acquisition of The Private Bank of California, a California corporation. In that filing, the Company indicated under Item 9.01 that it would amend the Form 8-K at a later date to include the financial information required by Item 9.01 of Form 8-K. This amendment is being filed to provide such financial information.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired

The audited financial statements of The Private Bank of California as of December 31, 2011 and for each of the years in the two-year period ended December 31, 2011 are filed as Exhibit 99.1.

The audited financial statements of The Private Bank of California as of December 31, 2012 and for the one-year period ended December 31, 2012 are filed as Exhibit 99.2.

The unaudited balance sheet as of March 31, 2013 and unaudited statements of income, comprehensive income, changes in shareholders’ equity and cash flows of The Private Bank of California for the three months ended March 31, 2013 and 2012 are filed as Exhibit 99.3.

(b)	Pro forma financial information

The required unaudited pro forma combined condensed consolidated statement of financial condition as of March 31, 2013 and the unaudited pro forma combined condensed consolidated statements of operations for the three months ended March 31, 2013 and for the year ended December 31, 2012 are filed as Exhibit 99.3. The pro forma data is presented for comparative purposes only and is not necessarily indicative of the future financial position or results of operations of the combined company.

(d)	Exhibits

Exhibit Number	Description

23.1	Consent of Vavrinek, Trine, Day & Co., LLP

23.2	Consent of McGladrey LLP

99.1	Audited financial statements of The Private Bank of California as of December 31, 2011 and for each of the years in the two-year period ended December 31, 2011 (filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on April 11, 2013 and incorporated herein by reference)

99.2	Audited financial statements of The Private Bank of California as of December 31, 2012 and for the one-year period ended December 31, 2012 (filed as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed on April 11, 2013 and incorporated herein by reference)

99.3	Unaudited balance sheet as of March 31, 2013 and unaudited statements of income, comprehensive income, changes in shareholders’ equity and cash flows of The Private Bank of California for the three months ended March 31, 2013 and 2012 (filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on June 5, 2013 and incorporated herein by reference)

99.4	Unaudited pro forma combined condensed consolidated statement of financial condition as of March 31, 2013 and unaudited pro forma combined condensed consolidated statements of operations for the three months ended March 31, 2013 and for the year ended December 31, 2012 (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BANC OF CALIFORNIA, INC.

Date: September 16, 2013	By:	/s/ Richard Herrin
	Name:	Richard Herrin
	Title:	Executive Vice President, Chief Administrative Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Vavrinek, Trine, Day & Co., LLP

23.2	Consent of McGladrey LLP

99.1	Audited financial statements of The Private Bank of California as of December 31, 2011 and for each of the years in the two-year period ended December 31, 2011 (filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on April 11, 2013 and incorporated herein by reference)

99.2	Audited financial statements of The Private Bank of California as of December 31, 2012 and for the one-year period ended December 31, 2012 (filed as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed on April 11, 2013 and incorporated herein by reference)

99.3	Unaudited balance sheet as of March 31, 2013 and unaudited statements of income, comprehensive income, changes in shareholders’ equity and cash flows of The Private Bank of California for the three months ended March 31, 2013 and 2012 (filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on June 5, 2013 and incorporated herein by reference)

99.4	Unaudited pro forma combined condensed consolidated statement of financial condition as of March 31, 2013 and unaudited pro forma combined condensed consolidated statements of operations for the three months ended March 31, 2013 and for the year ended December 31, 2012 (filed herewith)